Blackstone’s First Quarter 2013 Earnings April 18, 2013 Exhibit 99.2

Blackstone 1
Blackstone’s funds returned $23 billion of capital to investors during the last twelve months.
Total cash and corporate treasury investments were $2.2 billion at quarter end, and total net value of cash and investments was $6.7 billion or $5.93 per DE unit.
Blackstone declared a first quarter distribution of $0.30 per common unit, up 200% year-over-year, reflecting a significant increase in Distributable Earnings and the new distribution policy of paying out cash earnings following the quarter in which they are earned
Blackstone’s First Quarter 2013 Highlights
(a)
A detailed description of Blackstone’s distribution policy can be found in Appendix  –  Definitions and Distribution Policy.
Gross inflows totaled over $8 billion in the first quarter and $34 billion in the last twelve months, including $31 billion of organic growth into new funds, products and strategies.
GAAP Net Income was $168 million for the quarter, net of certain non-cash IPO and transaction related expenses and exclusion of net income attributable to non-controlling interests, mainly “inside ownership”.
Economic Net Income (“ENI”) rose 28% to $628 million for the quarter, or $0.55 per unit, up from
$491 million, or $0.44 per unit, in last year’s first quarter driven by strong fund performance.
Distributable Earnings (“DE”) increased 134% year-over-year to $379 million, or $0.33 per common unit, compared with $162 million and $0.15 per unit in the year ago period.
Realization activity generated $319 million of Realized Performance Fees, up significantly from
$19 million in first quarter 2012, bringing the last twelve months to $929 million.
Total AUM reached a record $218 billion, up 15% year-over-year with double-digit increases across all investing businesses, through a combination of strong inflows and carrying value appreciation.
(a)
.

Blackstone 2
Blackstone’s First Quarter 2013 Earnings
LTM represents the last twelve months’ results for the respective periods presented. LTM per unit amounts equal the sum of the relevant per unit amounts for the preceding four quarters.
(a)
ENI per Unit is based on the Weighted-Average ENI Adjusted Units.
(b)
DE per Common Unit equals DE Attributable to Common Unitholders divided by Total GAAP Common Units Outstanding.

% Change % Change
(Dollars in Thousands, Except per Unit Data)
1Q'12 1Q'13 vs. 1Q'12 1Q'12 LTM 1Q'13 LTM vs. 1Q'12 LTM
Fee Revenues 504,911 $        520,883 $        3% 1,991,342 $     2,202,737 $     11%
Performance Fees 385,756 603,999 57% 959,485 1,812,008 89%
Investment Income 83,406 134,771 62% 142,594 337,609 137%
Total Revenues 974,073 $        1,259,653 $    29% 3,093,421 $    4,352,354 $    41%
Total Expenses 473,805 621,316 31% 1,667,853 2,173,278 30%
Taxes 9,051 10,031 11% 42,015 46,688 11%
Economic Net Income ("ENI") 491,217 $        628,306 $        28% 1,383,553 $    2,132,388 $    54%
ENI per Unit
(a)
0.44 $              0.55 $              25% 1.25 $              1.88 $              50%
GAAP Net Income (Loss) 58,325 $          167,635 $        187% (152,682) $       327,908 $        n/m
Fee Related Earnings ("FRE") 146,928 $        137,733 $        (6)% 582,253 $        691,118 $        19%
Distributable Earnings ("DE") 162,121 $        378,827 $        134% 656,930 $        1,250,631 $    90%
DE per Common Unit
(b)
0.15 $              0.33 $              120% 0.57 $              1.03 $              81%
Total Assets Under Management 190,074,167 $ 218,210,672 $ 15% 190,074,167 $ 218,210,672 $ 15%
Fee-Earning Assets Under Management 156,261,446 $ 170,949,347 $ 9% 156,261,446 $ 170,949,347 $ 9%

Fee Earnings

Distributable Earnings

Economic Net Income

Blackstone 3
Walkdown of Financial Metrics
(Dollars in Thousands, Except per Unit Data)
See Appendix – Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components for the calculation of the amounts presented herein that are not the respective captions from the Total Segment information.
(a)
Fee Related Earnings per Unit is based on DE Units Outstanding; DE per Unit equals DE per Common Unit; and ENI per Unit is based on Weighted-Average ENI Adjusted Units. (See
Appendix - Unit Rollforward). 1Q’13 LTM per unit amounts equal the sum of the relevant per unit amounts for the preceding four quarters.
1Q'13 1Q'13 LTM
Results Per Unit
(a)
Results Per Unit
(a)
Base Management Fees 408,747 $       1,604,644 $
Advisory Fees 67,020 348,591
Transaction and Other Fees, Net 37,974 226,622
Management Fee Offsets (9,662) (37,565)
Interest Income and Other Revenue 15,075 78,175
Compensation (266,977) (1,042,981)
Other Operating Expenses (114,444) (486,368)
Fee Related Earnings
137,733 $       0.12 $             691,118 $       0.61 $
Net Realized Incentive Fees 14,219 174,614
Net Realized Carried Interest 204,733 430,100
Net Realized Investment Income 34,290 90,221
Taxes and Related Payables (12,148) (135,422)
Distributable Earnings
378,827 $       0.33 $             1,250,631 $    1.03 $
Net Unrealized Incentive Fees 63,277 23,152
Net Unrealized Carried Interest 81,875 540,213
Net Unrealized Investment Income 102,210 229,658
Add Back: Related Payables 2,117 88,734
Economic Net Income
628,306 $       0.55 $             2,132,388 $    1.88 $

Blackstone 4
Summary Walkdown of GAAP to Non-GAAP Financial Metrics
GAAP
Economic Income
“EI”
Fee Related Earnings
“FRE”
Distributable Earnings
“DE”
Adjusted EBITDA
$426
Income Before Provision for Taxes
+ IPO and Acquisition-Related Charges
– Impact of Consolidated Funds
$638
= Economic Income
– Net Performance Fees
– Fund Investment Income
$138
= Fee Related Earnings
+ Net Realized Performance Fees
+ Realized Investment Income
– Taxes and Related Payables
$379
= Distributable Earnings
+ Interest, Taxes and Depreciation and Amortization
= Adjusted EBITDA
(Dollars in Millions)
1Q’13
$479
$1,508
$2,179
$691
$1,251
LTM
$1,037
See Appendix – Reconciliation of GAAP to Non-GAAP Measures for details.

Blackstone 5
Private Equity
18.2%
1Q’13 LTM increase in fund carrying value
(a)
$545 million
Net Accrued Performance Fees at 1Q’13
$140 million
1Q’13 Realized Performance Fees
Economic Income for the quarter increased 15% year-over-year driven primarily by strong fund performance.
Overall carrying value of portfolio assets
(a)
appreciated 7.9% during the quarter and 18.2% over the last twelve months, driven materially by BCP V and to a lesser extent by BCP VI and BEP.
Realization activity was robust with $2.0 billion during the quarter and $4.6 billion over the last twelve months.
•
First quarter activity included secondary sales in TRW, TeamHealth, TDC, Kosmos, Bank United and Nielsen at
an average 2.7x MOIC
(b)
and the successful Pinnacle IPO resulting in a quarter end valuation of 2.5x MOIC.
•
Realized Performance Fees totaled $140 million in first quarter 2013 compared with $4 million a year ago.
•
Three additional portfolio companies have an S-1 on file with expected 2013 offerings.
Invested and committed $325 million of capital for the quarter and $4.4 billion during the last twelve months.
Raised an additional $1.0 billion of commitments for our tactical opportunities investment vehicles during the quarter, increasing total capital commitments to that strategy to $2.6 billion.
(a) Core Private Equity portfolio (BCP, BCOM and BEP), Tactical Opportunities and Other Funds (including fee-paying co-invest).
(b) Represents the Multiple of Invested Capital (“MOIC”).
% Change % Change
(Dollars in Thousands)
1Q'12 1Q'13 vs. 1Q'12 1Q'12 LTM 1Q'13 LTM vs. 1Q'12 LTM
Fee Revenues 102,309 $          113,627 $          11% 444,092 $         470,039 $         6%
Performance Fees 37,984               55,938               47% (6,059)               276,132            n/m
Investment Income 30,380               55,873               84% 37,811              136,653            261%
Total Revenues 170,673             225,438             32% 475,844            882,824            86%
Compensation 52,547               60,203               15% 215,179            230,365            7%
Performance Fee Compensation (732)                     32,865               n/m (14,678)             95,831              n/m
Other Operating Expenses 28,881               29,168               1% 121,086            131,132            8%
Total Expenses 80,696               122,236             51% 321,587            457,328            42%
Economic Income 89,977 $            103,202 $          15% 154,257 $         425,496 $         176%
Total AUM 47,624,013 $    52,491,811 $    10% 47,624,013 $   52,491,811 $   10%
Fee-Earning AUM 37,323,635 $    36,785,770 $    (1)% 37,323,635 $   36,785,770 $   (1)%

Blackstone 6
Real Estate
17.2%
1Q’13 LTM increase in fund carrying value
(a)
$1.4 billion
Net Accrued Performance Fees at 1Q’13
$354 million
1Q’13 Performance Fees
Economic Income for the quarter increased 32% to $353 million driven by strong fund performance.
•
Performance Fees were $354 million generated primarily by BREP V, VI, VII and BREP Europe III.
•
Fee-Earning AUM increased 15% year-over-year, however Fee Revenues declined modestly reflecting
$19.5 million of one-time BREP VII management fee “catch-up” in first quarter 2012.
Overall carrying value of BREP investments
(a)
appreciated 6.3% for the quarter and 17.2% over the last twelve months, driven by increasingly favorable real estate operating fundamentals and asset value appreciation.
Realization activity remained strong with more than $930 million of realizations during the quarter and $4.1 billion over the last twelve months.
•
Realized Performance Fees totaled $72 million in the quarter compared to just $9 million a year ago.
Invested $1.2 billion of total capital with an additional $1.9 billion committed but not yet invested at quarter end, bringing the last twelve months total capital invested plus quarter end commitments to $10.5 billion.
In April, held initial closing for latest Debt Strategies drawdown fund with $2.0 billion of total commitments.
Debt Strategies drawdown funds
(b)
appreciated 2.7% for the quarter and 10.8% over the last twelve months, while the real estate liquid funds appreciated 4.9% and 16.7% for the quarter and the last twelve months, respectively.
(a)
BREP portfolio (including fee-paying co-invest).
(b)
Excludes Capital Trust drawdown funds.
(c)
1Q’12 Fee Revenues included $19.5 million of one-time BREP VII Management Fee “catch-up”.
(d)
Performance Fees included $41.9 million in 1Q’12 and $193.2 million in 1Q’12 LTM due to the impact of the profit allocation “catch-up” provisions for BREP V and VI.
% Change % Change
(Dollars in Thousands)
1Q'12 1Q'13 vs. 1Q'12 1Q'12 LTM 1Q'13 LTM vs. 1Q'12 LTM
Fee Revenues
(c)
155,430 $         144,365 (7)% 545,984 $        612,671 $        12%
Performance Fees
(d)
238,030 354,341 49% 816,882 990,726 21%
Investment Income 33,724 69,837 107% 90,019 172,290 91%
Total Revenues 427,184 568,543 33% 1,452,885 1,775,687 22%
Compensation 68,889 69,459 1% 248,033 271,692 10%
Performance Fee Compensation 62,122 117,678 89% 193,304 295,933 53%
Other Operating Expenses 28,924 28,462 (2)% 104,417 123,252 18%
Total Expenses 159,935 215,599 35% 545,754 690,877 27%
Economic Income 267,249 $         352,944 $         32% 907,131 $        1,084,810 $    20%
Total AUM 48,322,760 $   59,475,215 $   23% 48,322,760 $  59,475,215 $  23%
Fee-Earning AUM 36,647,462 $   42,140,507 $   15% 36,647,462 $  42,140,507 $  15%

Blackstone 7
Hedge Fund Solutions
$25 billion
1Q’13 Incentive Fee-Earning AUM
(c)
Revenues for the quarter were up 43% year-over-year to $168 million driven by an increase in Fee-Earning AUM and strong investment performance, resulting in Economic Income up 41% year-over-year to $94 million.
•
Performance Fees, which mostly crystallize at year end, more than doubled as $23.6 billion or 94% of Incentive
Fee-Earning AUM was above its High Water Mark and/or Hurdle, up from just $11.2 billion or 52% a year ago.
BAAM Composite
(a)
was up 4.4% for the quarter and 10.0% for the last twelve months with one-quarter the volatility of the MSCI World Index
(b)
.
Fee-Earning AUM reached a record $46 billion driven by strong fund performance and $885 million of net inflows for the quarter and $2.2 billion for the last twelve months.
•
Launched six new customized funds and one new commingled fund so far this year including April 1 st
launches.
•
April 1
st
subscriptions of $944 million are not included in quarter end Fee-Earning AUM.
(a) BAAM’s Core Composite does not include BAAM’s long-only equity, long-biased commodities, seed, strategic opportunities (external investments), and advisory platforms.
On a net of fees basis, the BAAM Composite was up 4.0% for the quarter and 8.8% for the last twelve months with one-quarter the volatility of the MSCI World Index.
(b) The MSCI World Index is a world stock market index with over 1,600 stocks from 23 countries including the United States.
(c) Represents currently invested incentive fee eligible AUM above or below High Water Mark or Relevant Benchmark. Totals may not add due to rounding.
Above
HWM /
Hurdle
Below
% Change % Change
(Dollars in Thousands)
1Q'12 1Q'13 vs. 1Q'12 1Q'12 LTM 1Q'13 LTM vs. 1Q'12 LTM
Fee Revenues 81,837 $            93,772 $            15% 332,610 $         362,874 $         9%
Performance Fees 26,485               69,210               161% 18,585              135,200            n/m
Investment Income (Loss) 8,874                   4,765                   (46)% (896)                    11,678              n/m
Total Revenues 117,196             167,747             43% 350,299            509,752            46%
Compensation 28,233               33,868               20% 129,099            125,366            (3)%
Performance Fee Compensation 8,672                   24,858               187% 6,746                 40,583              n/m
Other Operating Expenses 13,934               15,159               9% 65,998              59,034              (11)%
Total Expenses 50,839               73,885               45% 201,843            224,983            11%
Economic Income 66,357 $            93,862 $            41% 148,456 $         284,769 $         92%
Total AUM 43,351,275 $    48,187,865 $    11% 43,351,275 $   48,187,865 $   11%
Fee-Earning AUM 40,543,772 $    45,585,454 $    12% 40,543,772 $   45,585,454 $   12%
$1.4B / 6%
$23.6B / 94%

Blackstone 8
Credit
$58 billion
1Q’13 Total AUM
Customized
Credit Strategies
(c)
Rescue
Lending
Mezzanine
Funds
Hedge Fund
Strategies
CLOs
Revenues were up 27% year-over-year driven by an increase in Fee Revenues and favorable fund performance.
•
Realized Performance Fees were $93 million for the quarter, up from just $3 million during the year ago period.
Total AUM grew 14% year-over-year to a record $58 billion, driven by strong net inflows, which included several new product launches and fund closings, and market appreciation.
Investment performance
(a)
in our credit strategies remained strong across the platform:
•
Hedge strategies were up 6.1% for the quarter and 19.2% over the last twelve months.
•
Mezzanine strategies were up 8.3% for the quarter and 39.3% for the last twelve months.
•
Rescue Lending strategies were up 5.7% for the quarter and 19.8% for the last twelve months.
Priced two new CLOs during the quarter totaling $1.2 billion in AUM and five new CLOs in the last seven months totaling $2.8 billion in AUM.
Fundraising continues for our second rescue lending fund with quarter end commitments of $3.3 billion
(b)
.
In April, GSO and State Street Global Advisors launched the first-ever actively managed senior loan exchange traded fund, SPDR Blackstone / GSO Senior Loan ETF under the symbol SRLN.
% Change % Change
(Dollars in Thousands)
1Q'12 1Q'13 vs. 1Q'12 1Q'12 LTM 1Q'13 LTM vs. 1Q'12 LTM
Fee Revenues 87,700 $            100,541 $          15% 274,374 $         402,145 $         47%
Performance Fees 83,257               124,510             50% 130,077            409,950            215%
Investment Income 9,894                   4,421                   (55)% 14,718              14,907              1%
Total Revenues 180,851             229,472             27% 419,169            827,002            97%
Compensation 37,143               45,521               23% 136,182            190,455            40%
Performance Fee Compensation 39,450               64,494               63% 63,784              211,582            232%
Other Operating Expenses 17,096               20,962               23% 51,694              88,354              71%
Total Expenses 93,689               130,977             40% 251,660            490,391            95%
Economic Income 87,162 $            98,495 $            13% 167,509 $         336,611 $         101%
Total AUM 50,776,119 $    58,055,781 $    14% 50,776,119 $   58,055,781 $   14%
Fee-Earning AUM 41,746,577 $    46,437,616 $    11% 41,746,577 $   46,437,616 $   11%
$7.9
$7.2
$4.3
$15.0
$23.6
Totals may not add due to rounding.
Represents weighted average performance of the assets of the respective flagship funds within each strategy. Hedge strategies net returns were 4.6% for 1Q’13 and 14.3% LTM, Mezzanine strategies net returns were 6.8% for 1Q’13 and 28.2% LTM and Rescue Lending strategies net returns were 4.8% for 1Q’13 and 15.9% LTM.
Represents total commitments, which are included in Total AUM as of quarter end 2013, but none of which are included in Fee-Earning AUM.
Includes business development companies (“BDCs”), closed-end funds, commingled funds and separately managed accounts.
(a)
(b)
(c)

Blackstone 9
Financial Advisory
Revenues for the quarter were down 12% from the same period a year ago, primarily from fewer deal closings in our Blackstone Advisory Partners and Park Hill placement services businesses, despite steady pipelines.
•
First quarter results are impacted by full year compensation accruals which, typically, reduce income for the first quarter compared to full year results.
Blackstone Advisory Partners’ revenue declined year-over-year as advisory activity in the industry generally slowed and there were fewer closed transactions after a record level of activity in the fourth quarter of 2012.
Restructuring revenue increased year-over-year, reflecting continued strong performance despite an improving economy and strong financing markets as the business continues to diversify its client and mandate coverage.
Park Hill’s revenue declined year-over-year, however the pipeline remains solid as challenging fundraising market conditions continue to drive demand for alternative asset placement services.
% Change % Change
(Dollars in Thousands)
1Q'12 1Q'13 vs. 1Q'12 1Q'12 LTM 1Q'13 LTM vs. 1Q'12 LTM
Fee Revenues 77,635 $           68,578 $           (12)% 394,282 $        355,008 $        (10)%
Investment Income (Loss) 534 (125) n/m 942 2,081 121%
Total Revenues 78,169 68,453 (12)% 395,224 357,089 (10)%
Compensation 67,960 57,926 (15)% 262,316 225,103 (14)%
Other Operating Expenses 20,686 20,693 0% 84,693 84,596 (0)%
Total Expenses 88,646 78,619 (11)% 347,009 309,699 (11)%
Economic Income (Loss) (10,477) $         (10,166) $         3% 48,215 $          47,390 $          (2)%

Blackstone 10
Assets Under Management
Fee-Earning AUM: up 9% year-over-year to a record $171 billion, as $30 billion of gross inflows and $4 billion of market appreciation more than offset $18 billion of outflows largely related to realizations.
•
Including commitments, not yet earning fees, Fee-Earning AUM was $185 billion, up 18% year-over-year.
Total AUM: increased 15% year-over-year to a record $218 billion driven by $31 billion of organic inflows and
$18 billion of market appreciation across all investment businesses, each of which are at record levels.
Fee-Earning AUM by Segment
(Dollars in Billions)
$156.3
$167.9
$170.9
Total AUM by Segment
(Dollars in Billions)
$190.1
$210.2
$218.2
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
Totals may not add due to rounding.
$37.3 $37.1
$36.8
$36.6
$41.9
$42.1
$40.5
$43.5
$45.6
$41.7
$45.4
$46.4
$47.6
$51.0 $52.5
$48.3
$56.7
$59.5
$43.4
$46.1
$48.2
$50.8
$56.4
$58.1
1Q'12 4Q'12 1Q'13 1Q'12 4Q'12 1Q'13

Blackstone 11
1Q’13 Available Capital Summary
Maintained substantial levels of committed undrawn capital (“dry powder”) with $35.8 billion at quarter end.
$13.6 billion of Total AUM was not yet earning Base Management Fees at quarter end due largely to fund structures with fees that are triggered by the investment of capital.
Performance Fee Eligible AUM was $131.4 billion at quarter end, including $74.9 billion ($88.5 billion at fair value) currently earning Performance Fees.
(a) Represents illiquid drawdown funds only; excludes marketable vehicles; includes both Fee-Earning (third party) capital and GP/employee commitments which do not earn fees.  Amounts reduced by outstanding commitments to invest, but for which capital has not been called.
(b) Represents (i) committed uninvested capital of our Private Equity and Real Estate drawdown funds with closed investment periods, and (ii) committed uninvested capital for our Real Estate debt strategies drawdown funds, our Credit Mezzanine and Rescue Lending funds and our Hedge Fund Solutions Strategic Alliance Fund.
(c) Represents invested and to be invested capital, including closed commitments for funds whose investment period has not yet commenced, on which performance fees could be earned if certain hurdles are met.
$36 billion Dry Powder
(a)
Credit
Private
Equity
Real
Estate
$14 billion Not Yet Earning
Base Management Fees
(b)
$131 billion Performance
Fee Eligible AUM
(c)
Credit
Hedge Fund
Solutions
Real
Estate
Private
Equity
Currently Earning
Performance Fees
Invested/Committed Not Yet
Earning Performance Fees
To Be Invested
$2.9
$1.8
$1.2
$7.7
Hedge
Fund
Solutions
$16.2
$10.3
$1.2
$8.0

Blackstone 12
Unitholder Distribution
Earned $0.33 of Distributable Earnings per common unit during the first quarter, up 120% year-over-year.
Declared a quarterly distribution of $0.30 per common unit to record holders as of April 29, 2013; payable on
May 6, 2013.
Blackstone increased its base quarterly distribution to $0.12 per unit, up 20% from $0.10 per unit in 2012, and any excess Net Cash Available for Distribution to Common Unitholders is distributed each quarter as earned
(a)
.
•
This new policy is reflected in the 200% year-over-year increase in the distribution to Common Unitholders in the first quarter of 2013.
(a) A detailed description of Blackstone’s distribution policy can be found in Appendix – Definitions and Distribution Policy.
(b) DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries.
(c) Per Unit calculations are based on Total Common Units Outstanding (see Appendix – Unit Rollforward); actual distributions are paid to applicable unitholders as of the record date.
(d) Retained capital is withheld pro-rata from common and Blackstone Partnership unitholders. Common unitholders’ share was $18.8 million for 1Q’13.
New Policy % Change
(Dollars in Thousands, Except per Unit Data)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 vs. 1Q'12
Distributable Earnings ("DE") 162,121 $    188,404 $    189,635 $    493,765 $    378,827 $       134%
Add: Other Payables Attributable to Common Unitholders 100 10,284 20,012 61,237 2,204 n/m
DE before Certain Payables
(b)
162,221 198,688 209,647 555,002 381,031 135%
Percent to Common Unitholders 46% 47% 48% 51% 51%
DE before Certain Payables Attributable to Common Unitholders 74,766 93,991 100,396 281,207 193,670 159%
Less: Other Payables Attributable to Common Unitholders (100) (10,284) (20,012) (61,237) (2,204) n/m
DE Attributable to Common Unitholders 74,666 83,707 80,384 219,970 191,466 156%
DE per Common Unit
(c)
0.15 $         0.16 $         0.15 $         0.39 $         0.33 $             120%
Less: Retained Capital per Unit (d) (0.03) $        (0.02) $        (0.03) $        (0.05) $        (0.03) $            -
Net Cash Available for Distribution per Common Unit
(c)
0.12 $         0.14 $         0.12 $         0.34 $         0.30 $             150%
Actual Distribution per Common Unit
(c)
0.10 $         0.10 $         0.10 $         0.42 $         0.30 $             200%
Record Date April 29, 2013
Payable Date May 6, 2013

Blackstone 13
Balance Sheet Highlights
(a)
(a) Preliminary, excludes the consolidated Blackstone funds.  Totals may not add due to rounding.
(b) Primarily Blackstone investments in Hedge Fund Solutions and non-drawdown Credit.
(c) Illiquids include Blackstone investments in all drawdown funds in Private Equity, Real Estate and Credit.
(d) Senior notes of $600 million issued August 2009 maturing on August 15, 2019 (6.625% coupon), $400 million issued September 2010 maturing on March 15, 2021 (5.875% coupon), $400 million issued August 2012 maturing on
February 15, 2023 (4.750% coupon) and $250 million issued August 2012 maturing on August 15, 2042 (6.250% coupon), net of $15 million held by Blackstone.
(Dollars in Millions)
1Q’13
Cash and Cash Equivalents $ 815
Treasury Cash Management Strategies 1,255
Liquid Investments (b) 142
Illiquid Investments (c) 2,220
Net Performance Fees 2,261
Total Net Value $ 6,693
Outstanding Bonds (at par) (d) $ 1,635
A/A+
rated by S&P / Fitch
$1.1 billion
undrawn credit revolver with
July 2017 maturity
$2.2 billion
total cash and corporate
treasury investments
$5.93
Cash and Investments per DE unit
$1.97
Illiquids
$6.7 billion
Total Net Value
At March 31, 2013, Blackstone had $2.2 billion in total cash and corporate treasury investments and $6.7 billion of total net value, or $5.93 per unit, up 34% from $4.41 a year ago.
Long-term debt of $1.6 billion from the 2009, 2010 and 2012 bond issuances.
There are currently no borrowings outstanding against the $1.1 billion revolving credit facility expiring in 2017.
$2.00
$0.18
$0.99
$0.80
$1.96
Net Performance
Fees
Total Cash and
Treasury Investments
Private Equity
Real Estate
Other

Additional 1Q’13 Information
Blackstone had strong Performance Fees across all of its investing businesses of $604 million ($364 million net of compensation) during the quarter. Why is the Net Accrued Performance Fee balance, which was a record
$2.3
billion, up only $23 million from the prior quarter? (See page 25.)
•
The below table details the change in Net Accrued Performance Fees from 4Q’12 (Dollars in Millions):
In 1Q’13, why does Private Equity have positive Realized Carried Interest of $140 million and negative Unrealized
Carried Interest of $84 million if the carrying value of assets appreciated during the quarter? (See page 18.)
•
When Performance Fees, in this case, Carried Interest, are realized, they generate positive Realized Carried
Interest, but have an offsetting negative amount in Unrealized Carried Interest, which reflects the movement of
Unrealized or Accrued Performance Fees being converted into Realized. This is typical in a robust realization quarter because the fund is realizing previously recognized value.
Why are 1Q’13 Fee Related Earnings down 6% year-over-year despite an increase in Fee Revenues of 3%?
•
There are three specific items that contributed to the year-over-year decline in Fee Related Earnings:
First, in 1Q’12, Real Estate benefited from $19.5 million of revenues related to a management fee “catch up”
coinciding with additional closings of BREP VII, a $13.4 billion fund.
Additionally, there were certain non-recurring benefits in 1Q’12 related to the Credit / GSO buyout.
And lastly, Fee Related Earnings were impacted by the firm’s 10 and 30-year bond issuances of $650 million in 3Q’12. Excluding the bond impact, Other Operating Expenses were actually down year-over-year.
4Q’12 Balance
$2,238)
- 2012 Net Realized Performance Fees, Paid in 1Q’13 (152)
+ 1Q’13 Total Performance Fees, Net of Compensation  (Accrued)
364)
- 1Q’13 Realized Performance Fees, Net of Compensation (219)
+ 1Q’13 Net Realized Performance Fees, Not Yet Paid
30)
1Q’13 Balance
$2,261)
14 Blackstone
Over the last twelve months, Fee Related Earnings increased 19%, which is greater than the 11%
increase in Fee Revenues for the same period.
•

Blackstone
GAAP Statement of Operations
% Change % Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
1Q'12 1Q'13 vs. 1Q'12 1Q'12 LTM 1Q'13 LTM vs. 1Q'12 LTM
Revenues
Management and Advisory Fees, Net 471,676 $          482,133 $          2% 1,870,688 $       2,041,150 $       9%
Performance Fees
Realized Carried Interest 13,560                294,170             n/m 59,066                608,032             n/m
Realized Incentive Fees 5,279                   23,741                n/m 92,576                320,263             246%
Unrealized Carried Interest 298,796             177,347             (41)% 838,166             872,741             4%
Unrealized Incentive Fees 67,135                105,798             58% (30,982)              8,302                   n/m
Total Performance Fees
384,770             601,056             56% 958,826             1,809,338          89%
Investment Income
Realized 16,335                42,353                159% 91,094                119,981             32%
Unrealized 72,826                106,230             46% 91,212                289,635             218%
Total Investment Income 89,161                148,583             67% 182,306             409,616             125%
Interest and Dividend Revenue
7,636                   12,557                64% 35,573                45,275                27%
Other (1,207)                2,144                   n/m 3,950                   8,499                   115%
Total Revenues 952,036             1,246,473          31% 3,051,343          4,313,878          41%
Expenses
Compensation and Benefits
Compensation
495,255             451,430             (9)% 2,257,484          2,047,873          (9)%
Performance Fee Compensation
Realized Carried Interest 7,938                   89,437                n/m 37,984                177,932             n/m
Realized Incentive Fees 4,252                   10,508                147% 59,190                146,298             147%
Unrealized Carried Interest 84,543                95,472                13% 196,533             332,528             69%
Unrealized Incentive Fees 12,779                44,478                248% (44,550)              (12,829)              71%
Total Compensation and Benefits 604,767             691,325             14% 2,506,641          2,691,802          7%
General, Administrative and Other 142,766             109,306             (23)% 579,693             515,278             (11)%
Interest Expense 14,518                27,062                86% 58,539                85,414                46%
Fund Expenses 21,742                7,408                   (66)% 36,125                19,495                (46)%
Total Expenses 783,793             835,101             7% 3,180,998          3,311,989          4%
Other Income
Reversal of Tax Receivable Agreement Liability -                       -                       n/m 197,816             -                       (100)%
Net Gains from Fund Investment Activities 288,142             67,210                (77)% 348,268             35,213                (90)%
Income Before Provision for Taxes 456,385 $          478,582 $          5% 416,429 $          1,037,102 $       149%
Provision for Taxes 38,753                50,993                32% 345,614             197,263             (43)%
Net Income 417,632 $          427,589 $          2% 70,815 $            839,839 $          n/m
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities 54,259                62,316                15% 6,653                   111,655             n/m
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities 197,643             (9,452)                n/m 299,389             (107,136)            n/m
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings 107,405             207,090             93% (82,545)              507,412             n/m
Net Income (Loss) Attributable to The Blackstone Group, L.P. 58,325 $            167,635 $          187% (152,682) $         327,908 $          n/m
Net Income per Common Unit, Basic 0.12 $                  0.29 $                  142% n/a n/a n/a
Net Income per Common Unit, Diluted 0.11 $                  0.29 $                  n/m n/a n/a n/a
15

Appendix

Blackstone 17
Total Segments
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(b) Primarily placement fees.
(Dollars in Thousands)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 1Q'12 LTM 1Q'13 LTM
Revenues
Management and Advisory Fees, Net
Base Management Fees 395,506 $            381,344 $            398,088 $            416,465 $            408,747 $            1,371,104 $         1,604,644 $
Advisory Fees 75,846                   93,372                   59,951                   128,248                67,020                   387,834                348,591
Transaction and Other Fees, Net
(a)
38,471                   49,453                   45,126                   94,069                   37,974                   227,621                226,622
Management Fee Offsets
(b)
(13,050)                (7,973)                    (8,454)                    (11,476)                (9,662)                    (37,907)                (37,565)
Total Management and Advisory Fees, Net 496,773                516,196                494,711                627,306                504,079                1,948,652            2,142,292
Performance Fees
Realized Carried Interest 13,560                   55,929                   83,765                   174,168                294,170                59,066                   608,032
Realized Incentive Fees 5,279                     11,692                   11,620                   272,873                24,727                   92,109                   320,912
Unrealized Carried Interest 298,796                84,290                   403,465                207,639                177,347                838,166                872,741
Unrealized Incentive Fees 68,121                   (17,074)                104,149                (184,507)              107,755                (29,856)                10,323
Total Performance Fees 385,756                134,837                602,999                470,173                603,999                959,485                1,812,008
Investment Income (Loss)
Realized 23,492                   9,360                     25,098                   37,448                   38,110                   102,568                110,016
Unrealized 59,914                   (25,624)                82,334                   74,222                   96,661                   40,026                   227,593
Total Investment Income (Loss) 83,406                   (16,264)                107,432                111,670                134,771                142,594                337,609
Interest Income and Dividend Revenue 9,345                     10,391                   12,004                   14,890                   14,661                   38,741                   51,946
Other (1,207)                    (828)                       2,477                     4,707                     2,143                     3,949                     8,499
Total Revenues 974,073                644,332                1,219,623            1,228,746            1,259,653            3,093,421            4,352,354
Expenses
Compensation 254,772                268,884                259,561                247,559                266,977                990,809                1,042,981
Performance Fee Compensation
Realized Carried Interest 7,938                     7,899                     22,023                   58,573                   89,437                   37,984                   177,932
Realized Incentive Fees 4,252                     5,575                     4,457                     125,758                10,508                   59,190                   146,298
Unrealized Carried Interest 84,543                   36,815                   128,863                71,378                   95,472                   196,532                332,528
Unrealized Incentive Fees 12,779                   (9,596)                    44,254                   (91,965)                44,478                   (44,550)                (12,829)
Total Compensation and Benefits 364,284                309,577                459,158                411,303                506,872                1,239,965            1,686,910
Other Operating Expenses 109,521                113,038                127,456                131,430                114,444                427,888                486,368
Total Expenses 473,805                422,615                586,614                542,733                621,316                1,667,853            2,173,278
Economic Income 500,268 $            221,717 $            633,009 $            686,013 $            638,337 $            1,425,568 $         2,179,076 $
Economic Net Income 491,217 $            212,349 $            621,752 $            669,981 $            628,306 $            1,383,553 $         2,132,388 $
Fee Related Earnings 146,928 $            145,729 $            135,052 $            272,604 $            137,733 $            582,253 $            691,118 $
Distributable Earnings 162,121 $            188,404 $            189,635 $            493,765 $            378,827 $            656,930 $            1,250,631 $
Total Assets Under Management 190,074,167 $     190,267,831 $     204,551,572 $     210,219,960 $     218,210,672 $     190,074,167 $     218,210,672 $
Fee-Earning Assets Under Management 156,261,446 $     157,646,521 $     168,630,082 $     167,880,440 $     170,949,347 $     156,261,446 $     170,949,347 $
Weighted Average Fee-Earning AUM 154,354,070 $     156,426,744 $     162,377,631 $     168,328,454 $     169,551,186 $     137,681,607 $     164,747,339 $
LP Capital Invested 2,719,433 $         2,403,623 $         3,085,441 $         5,690,474 $         1,784,463 $         14,533,678 $       12,964,001 $
Total Capital Invested 3,134,385 $         2,525,648 $         3,754,061 $         6,200,755 $         1,840,474 $         15,995,211 $       14,320,938 $

Blackstone 18
Private Equity
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
(b) Primarily placement fees.
(Dollars in Thousands)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 1Q'12 LTM 1Q'13 LTM
Revenues
Management Fees, Net
Base Management Fees 85,789 $         87,475 $         86,136 $         89,194 $         86,246 $         337,851 $         349,051 $
Transaction and Other Fees, Net
(a)
18,097 14,951 25,693 41,339 24,453 115,759 106,436
Management Fee Offsets
(b)
(3,782) (672) (767) (705) (480) (22,966) (2,624)
Total Management Fees, Net 100,104 101,754 111,062 129,828 110,219 430,644 452,863
Performance Fees
Realized Carried Interest 3,933 28,781 31,592 45,491 139,892 (41,063) 245,756
Unrealized Carried Interest 34,051 (87,893) 128,746 73,477 (83,954) 35,004 30,376
Total Performance Fees 37,984 (59,112) 160,338 118,968 55,938 (6,059) 276,132
Investment Income (Loss)
Realized 13,911 (6,195) 7,189 10,918 24,162 40,992 36,074
Unrealized 16,469 (28,337) 43,267 53,938 31,711 (3,181) 100,579
Total Investment Income (Loss) 30,380 (34,532) 50,456 64,856 55,873 37,811 136,653
Interest Income and Dividend Revenue 2,420 3,114 3,413 4,609 2,984 12,664 14,120
Other (215) 562 1,650 420 424 784 3,056
Total Revenues 170,673 11,786 326,919 318,681 225,438 475,844 882,824
Expenses
Compensation 52,547 53,775 62,424 53,963 60,203 215,179 230,365
Performance Fee Compensation
Realized Carried Interest 320 804 1,048 1,507 16,246 (5,933) 19,605
Unrealized Carried Interest (1,052) (8,259) 43,228 24,638 16,619 (8,745) 76,226
Total Compensation and Benefits 51,815 46,320 106,700 80,108 93,068 200,501 326,196
Other Operating Expenses 28,881 30,521 30,944 40,499 29,168 121,086 131,132
Total Expenses 80,696 76,841 137,644 120,607 122,236 321,587 457,328
Economic Income (Loss) 89,977 $         (65,055) $        189,275 $       198,074 $       103,202 $       154,257 $         425,496 $
Total Assets Under Management 47,624,013 $ 46,633,552 $ 50,222,312 $ 51,002,973 $ 52,491,811 $ 47,624,013 $   52,491,811 $
Fee-Earning Assets Under Management 37,323,635 $ 37,159,452 $ 38,505,497 $ 37,050,167 $ 36,785,770 $ 37,323,635 $   36,785,770 $
Weighted Average Fee-Earning AUM 37,491,735 $ 37,434,520 $ 38,096,139 $ 38,507,697 $ 36,907,936 $ 37,037,582 $   38,028,891 $
LP Capital Invested 643,044 $       102,899 $       1,015,605 $    1,461,987 $    276,987 $       3,781,845 $     2,857,478 $
Total Capital Invested 680,035 $       108,977 $       1,427,871 $    1,860,738 $    291,011 $       4,399,498 $     3,688,597 $

Blackstone 19
Real Estate
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 1Q'12 LTM 1Q'13 LTM
Revenues
Management Fees, Net
Base Management Fees 147,802 $       127,817 $       135,659 $       140,044 $       138,346 $       447,141 $       541,866 $
14,412 25,151 14,937 31,181 9,140 102,379 80,409
(8,627) (5,357) (6,034) (8,591) (7,286) (13,072) (27,268)
Total Management Fees, Net 153,587 147,611 144,562 162,634 140,200 536,448 595,007
Performance Fees
Realized Carried Interest 8,617 13,539 51,845 91,113 68,773 29,090 225,270
Realized Incentive Fees (1) 7,766 4,879 13,012 3,092 9,406 28,749
Unrealized Carried Interest 221,500 144,510 207,695 110,059 280,076 773,472 742,340
Unrealized Incentive Fees 7,914 (1,526) 6,150 (12,657) 2,400 4,914 (5,633)
Total Performance Fees 238,030 164,289 270,569 201,527 354,341 816,882 990,726
Investment Income
Realized 7,812 9,067 10,324 18,099 9,534 32,865 47,024
Unrealized 25,912 14,944 33,676 16,343 60,303 57,154 125,266
Total Investment Income 33,724 24,011 44,000 34,442 69,837 90,019 172,290
Interest Income and Dividend Revenue 2,552 3,277 3,581 5,038 4,298 12,166 16,194
Other (709) (590) 1,941 252 (133) (2,630) 1,470
Total Revenues 427,184 338,598 464,653 403,893 568,543 1,452,885 1,775,687
Expenses
Compensation 68,889 76,576 71,456 54,201 69,459 248,033 271,692
Performance Fee Compensation
Realized Carried Interest 4,077 3,401 19,822 35,118 25,863 13,054 84,204
Realized Incentive Fees 2 3,871 2,570 6,617 1,724 4,462 14,782
Unrealized Carried Interest 54,275 31,677 47,940 31,590 89,057 174,457 200,264
Unrealized Incentive Fees 3,768 (629) 2,876 (6,598) 1,034 1,331 (3,317)
Total Compensation and Benefits 131,011 114,896 144,664 120,928 187,137 441,337 567,625
Other Operating Expenses 28,924 26,560 31,284 36,946 28,462 104,417 123,252
Total Expenses 159,935 141,456 175,948 157,874 215,599 545,754 690,877
Economic Income 267,249 $       197,142 $       288,705 $       246,019 $       352,944 $       907,131 $       1,084,810 $
Total Assets Under Management 48,322,760 $ 50,225,950 $ 53,546,023 $ 56,695,645 $ 59,475,215 $ 48,322,760 $ 59,475,215 $
Fee-Earning Assets Under Management 36,647,462 $ 38,476,123 $ 40,609,286 $ 41,931,339 $ 42,140,507 $ 36,647,462 $ 42,140,507 $
Weighted Average Fee-Earning AUM 35,983,336 $ 36,882,087 $ 38,947,049 $ 40,164,238 $ 41,682,661 $ 32,017,030 $ 39,878,906 $
LP Capital Invested 1,143,555 $    1,855,108 $    1,342,811 $    3,876,701 $    1,175,775 $    6,630,543 $    8,250,395 $
Total Capital Invested 1,172,883 $    1,954,731 $    1,397,249 $    3,990,620 $    1,202,736 $    6,982,086 $    8,545,336 $
(a)
Transaction and Other Fees, Net
(b)
Management Fee Offsets

Blackstone 20
Hedge Fund Solutions
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 1Q'12 LTM 1Q'13 LTM
Revenues
Management Fees, Net
Base Management Fees 81,821 $         84,278 $         87,334 $         92,777 $         92,791 $         322,072 $       357,180 $
Transaction and Other Fees, Net
(a)
92 65 4 27 4 2,163 100
Management Fee Offsets
(b)
(335) (375) (382) (322) (324) (1,191) (1,403)
Total Management Fees, Net 81,578 83,968 86,956 92,482 92,471 323,044 355,877
Performance Fees
Realized Incentive Fees 3,298 1,175 2,637 76,323 13,709 13,877 93,844
Unrealized Incentive Fees 23,187 (10,981) 36,635 (39,799) 55,501 4,708 41,356
Total Performance Fees 26,485 (9,806) 39,272 36,524 69,210 18,585 135,200
Investment Income (Loss)
Realized 503 929 637 5,201 852 16,884 7,619
Unrealized 8,371 (3,636) 5,199 (1,417) 3,913 (17,780) 4,059
Total Investment Income (Loss) 8,874 (2,707) 5,836 3,784 4,765 (896) 11,678
Interest Income and Dividend Revenue 386 495 540 718 1,216 1,895 2,969
Other (127) 27 315 3,601 85 7,671 4,028
Total Revenues 117,196 71,977 132,919 137,109 167,747 350,299 509,752
Expenses
Compensation 28,233 34,559 28,826 28,113 33,868 129,099 125,366
Performance Fee Compensation
Realized Incentive Fees 1,378 (345) 1,062 20,985 5,022 4,576 26,724
Unrealized Incentive Fees 7,294 (2,820) 8,062 (11,219) 19,836 2,170 13,859
Total Compensation and Benefits 36,905 31,394 37,950 37,879 58,726 135,845 165,949
Other Operating Expenses 13,934 14,506 12,878 16,491 15,159 65,998 59,034
Total Expenses 50,839 45,900 50,828 54,370 73,885 201,843 224,983
Economic Income 66,357 $         26,077 $         82,091 $         82,739 $         93,862 $         148,456 $       284,769 $
Total Assets Under Management 43,351,275 $ 42,888,946 $ 46,218,618 $ 46,092,505 $ 48,187,865 $ 43,351,275 $ 48,187,865 $
Fee-Earning Assets Under Management 40,543,772 $ 40,161,179 $ 43,601,541 $ 43,478,791 $ 45,585,454 $ 40,543,772 $ 45,585,454 $
Weighted Average Fee-Earning AUM 39,904,474 $ 40,528,701 $ 42,005,752 $ 43,709,019 $ 44,999,899 $ 37,586,897 $ 42,972,258 $
LP Capital Invested 4,661 $           - $                196,180 $       - $                55,849 $         697,278 $       252,029 $
Total Capital Invested 5,502 $           - $                207,250 $       - $                59,000 $         740,395 $       266,250 $

Blackstone 21
Credit
(a) Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
(b) Primarily placement fees.
(Dollars in Thousands)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 1Q'12 LTM 1Q'13 LTM
Revenues
Management Fees, Net
Base Management Fees 80,094 $         81,774 $         88,959 $         94,450 $         91,364 $         264,040 $       356,547 $
5,725 9,184 4,486 21,480 4,374 6,860 39,524
(306) (1,569) (1,271) (1,858) (1,572) (678) (6,270)
Total Management Fees, Net 85,513 89,389 92,174 114,072 94,166 270,222 389,801
Performance Fees
Realized Carried Interest 1,010 13,609 328 37,564 85,505 71,039 137,006
Realized Incentive Fees 1,982 2,751 4,104 183,538 7,926 68,826 198,319
Unrealized Carried Interest 43,245 27,673 67,024 24,103 (18,775) 29,690 100,025
Unrealized Incentive Fees 37,020 (4,567) 61,364 (132,051) 49,854 (39,478) (25,400)
Total Performance Fees 83,257 39,466 132,820 113,154 124,510 130,077 409,950
Investment Income (Loss)
Realized 683 5,638 6,697 2,593 3,328 10,747 18,256
Unrealized 9,211 (9,156) (736) 5,450 1,093 3,971 (3,349)
Total Investment Income (Loss) 9,894 (3,518) 5,961 8,043 4,421 14,718 14,907
Interest Income and Dividend Revenue 2,425 1,752 2,673 2,480 4,547 5,341 11,452
Other (238) (787) (678) 529 1,828 (1,189) 892
Total Revenues 180,851 126,302 232,950 238,278 229,472 419,169 827,002
Expenses
Compensation 37,143 42,845 50,236 51,853 45,521 136,182 190,455
Performance Fee Compensation
Realized Carried Interest 3,541 3,694 1,153 21,948 47,328 30,863 74,123
Realized Incentive Fees 2,872 2,049 825 98,156 3,762 50,152 104,792
Unrealized Carried Interest 31,320 13,397 37,695 15,150 (10,204) 30,820 56,038
Unrealized Incentive Fees 1,717 (6,147) 33,316 (74,148) 23,608 (48,051) (23,371)
Total Compensation and Benefits 76,593 55,838 123,225 112,959 110,015 199,966 402,037
Other Operating Expenses 17,096 15,749 33,527 18,116 20,962 51,694 88,354
Total Expenses 93,689 71,587 156,752 131,075 130,977 251,660 490,391
Economic Income 87,162 $         54,715 $         76,198 $         107,203 $       98,495 $         167,509 $       336,611 $
Total Assets Under Management 50,776,119 $ 50,519,383 $ 54,564,619 $ 56,428,837 $ 58,055,781 $ 50,776,119 $ 58,055,781 $
Fee-Earning Assets Under Management 41,746,577 $ 41,849,767 $ 45,913,758 $ 45,420,143 $ 46,437,616 $ 41,746,577 $ 46,437,616 $
Weighted Average Fee-Earning AUM 40,974,525 $ 41,581,436 $ 43,328,691 $ 45,947,499 $ 45,960,690 $ 31,040,098 $ 43,867,284 $
LP Capital Invested 928,173 $       445,616 $       530,845 $       351,786 $       275,852 $       3,424,012 $    1,604,099 $
Total Capital Invested 1,275,965 $    461,940 $       721,691 $       349,397 $       287,727 $       3,873,232 $    1,820,755 $
Transaction and Other Fees, Net
Management Fee Offsets
(a)
(b)

Blackstone 22
Financial Advisory
(Dollars in Thousands)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 1Q'12 LTM 1Q'13 LTM
Revenues
Advisory Fees 75,846 $          93,372 $          59,951 $          128,248 $        67,020 $          387,834 $        348,591 $
Transaction and Other Fees, Net 145                    102                    6                        42                      3                        460                    153
Total Advisory and Transaction Fees 75,991             93,474             59,957             128,290           67,023             388,294           348,744
Investment Income (Loss)
Realized 583                    (79)                     251                    637                    234                    1,080                1,043
Unrealized (49)                     561                    928                    (92)                     (359)                   (138)                   1,038
Total Investment Income (Loss) 534                    482                    1,179                545                    (125)                   942                    2,081
Interest Income and Dividend Revenue 1,562                1,753                1,797                2,045                1,616                6,675                7,211
Other 82                      (40)                     (751)                   (95)                     (61)                     (687)                   (947)
Total Revenues 78,169             95,669             62,182             130,785           68,453             395,224           357,089
Expenses
Compensation 67,960             61,129             46,619             59,429             57,926             262,316           225,103
Total Compensation and Benefits 67,960             61,129             46,619             59,429             57,926             262,316           225,103
Other Operating Expenses 20,686             25,702             18,823             19,378             20,693             84,693             84,596
Total Expenses 88,646             86,831             65,442             78,807             78,619             347,009           309,699
Economic Income (Loss) (10,477) $         8,838 $            (3,260) $           51,978 $          (10,166) $         48,215 $          47,390 $

Blackstone 23
Fee-Earning Assets Under Management Flows
Fee-Earning AUM: up $14.7 billion or 9% from a year ago driven mainly by continued strong inflows and market appreciation totaling $33.0 billion, which more than offset $6.4 billion of outflows and $11.9 billion of realizations.
Private Equity: decreased slightly despite steady inflows into our tactical opportunities investment vehicles due to
$3.1 billion of realizations.
Real Estate: grew 15% during the past year driven by capital committed to our latest global fund, invested capital in our Debt Strategies funds and the Capital Trust transaction with $2.2 billion of Fee-Earning AUM.
Hedge Fund Solutions: continued its solid growth with $885 million of net inflows and $1.2 billion of market appreciation during the quarter, bringing the last twelve months to $2.2 billion of net inflows and $2.8 billion of market appreciation.
Credit: does not yet reflect capital committed to our second rescue lending fund, grew 11% during the past year primarily due to organic inflows, new product launches and capital invested in our carry funds.
1Q’13 Fee-Earning AUM Rollforward
(Dollars in Millions)
LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Totals may not add due to rounding.
(a)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b)
Outflows: represent redemptions, client withdrawals and other decreases in available capital.
(c)
Realizations: represent realizations from the disposition of assets.
(d)
Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Private Real Hedge Fund Private Real Hedge Fund
Equity Estate Solutions Credit Total Equity Estate Solutions Credit Total
4Q'12 37,050 $      41,931 $      43,479 $      45,420 $      167,880 $    1Q'12 37,324 $      36,647 $      40,544 $      41,747 $      156,261 $
Inflows
(a)
470 752 1,209 3,903 6,334
Inflows
(a)
2,599 9,444 5,223 12,240 29,506
Outflows
(b)
- (8) (324) (486) (819)
Outflows
(b)
- (1,488) (2,988) (1,936) (6,413)
Realizations
(c)
(720) (408) - (2,515) (3,644)
Realizations
(c)
(3,144) (2,328) - (6,474) (11,946)
Net Inflows (Outflows) (250) 336 885 901 1,872 Net Inflows (Outflows) (545) 5,628 2,235 3,830 11,147
Market Activity
(d)
(15) (127) 1,222 117 1,197
Market Activity
(d)
7 (135) 2,807 861 3,541
1Q'13 36,786 $      42,141 $      45,585 $      46,438 $      170,949 $   1Q'13 36,786 $      42,141 $      45,585 $      46,438 $      170,949 $
QoQ Inc (Dec) (1)% 0% 5% 2% 2% YoY Inc (Dec) (1)% 15% 12% 11% 9%

Blackstone 24
Total Assets Under Management Flows
Totals may not add due to rounding.
(a)
Inflows: include contributions, capital raised, other increases in available capital, purchases and acquisitions.
(b)
Outflows: represent redemptions, client withdrawals and other decreases in available capital.
(c)
Realizations: represent realizations from the disposition of assets.
(d)
Market Activity: gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total AUM: up $28.1 billion or 15% from a year ago driven by strong net inflows and market appreciation across
Blackstone’s investment segments.
•
Realization activity continued to improve and our funds returned $7.5 billion to our investors during the quarter and $23.3 billion during the last twelve months.
Private Equity: up 10% over the last twelve months driven by fundraising and market appreciation, which more than offset $4.6 billion of realizations.
Real Estate: grew 23% during the past year driven by capital committed to our latest global fund, solid market appreciation and the Capital Trust transaction adding $2.3 billion of Total AUM.
Hedge Fund Solutions: increased 11% over the last twelve months due to strong net inflows and $3.0 billion of market appreciation driven by solid returns.
Credit: grew 14% during the past year on top of significant realizations due to strong net inflows, new fund launches including the initial close of our second rescue lending fund and favorable market performance.
1Q’13 Total AUM Rollforward
(Dollars in Millions)
LTM Total AUM Rollforward
(Dollars in Millions)
Private Real Hedge Fund Private Real Hedge Fund
Equity Estate Solutions Credit Total Equity Estate Solutions Credit Total
4Q'12 51,003 $      56,696 $      46,093 $      56,429 $      210,220 $    1Q'12 47,624 $      48,323 $      43,351 $      50,776 $      190,074 $
Inflows
(a)
983 1,517 1,215 4,757 8,472
Inflows
(a)
4,138 9,338 5,088 15,051 33,616
Outflows
(b)
(385) (56) (422) (611) (1,474)
Outflows
(b)
(461) (302) (3,212) (2,594) (6,569)
Realizations
(c)
(1,961) (1,022) - (3,049) (6,032)
Realizations
(c)
(4,600) (4,348) - (7,790) (16,738)
Net Inflows (Outflows) (1,364) 439 794 1,097 966 Net Inflows (Outflows) (922) 4,689 1,876 4,667 10,309
Market Activity
(d)
2,853 2,340 1,302 530 7,024
Market Activity
(d)
5,790 6,464 2,961 2,613 17,828
1Q'13 52,492 $      59,475 $      48,188 $      58,056 $      218,211 $   1Q'13 52,492 $      59,475 $      48,188 $      58,056 $      218,211 $
QoQ Increase 3% 5% 5% 3% 4% YoY Increase 10% 23% 11% 14% 15%

Blackstone 25
Net Accrued Performance Fees and Carried Interest Status
(a)
(a) Preliminary.  Totals may not add due to rounding.  See Additional 1Q’13 Information (page 14) for details on the Net Accrued Performance Fees change vs. 4Q’12.
(b) Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. As of 1Q’13, $45 million of Net Accrued Performance Fees, primarily attributable to Hedge Fund Solutions and Credit, have been realized and included in DistributableEarnings. When these fees are received, the receivable will be reduced without further impacting Distributable Earnings.
(c) Per Unit calculations are based on quarter end Distributable Earnings Units Outstanding (see Appendix – Unit Rollforward).
(d) Represents the required increase in equity at the fund level (excluding side-by-side investments) for funds with expired investment periods which are currently not generating performance fees.
Private Equity Net Accrued Performance Fees declined due mainly to $140 million of Realized Performance Fees.
Net Accrued Incentive Fees decreased due to prior year realizations being converted into cash in the first quarter.
BCP V and BREP Int’l II were below their respective carried interest thresholds as of quarter end.
$2.3 billion
Net Accrued Performance Fees at 1Q’13
$2.00 per unit
(c)
Net Accrued Performance Fees at 1Q’13
33% increase
in Net Accrued Performance Fees since 1Q’12
Carried Interest Status (excl. SBS)
(d)
Remaining Capital Gain to Cross Carry Threshold
(Dollars in Millions, Except per Unit Data)
4Q'12 1Q'13 Per Unit
(c)
Change vs. 4Q'12
(Dollars / Euros In Millions) @ FMV @ Cost Amount % Change in TEV
Private Equity Private Equity
BCP IV Carried Interest 582 $               448 $               0.40 $              (134) $                     BCP V 19,310 $       15,685 $       4,155 $        9%
BCP VI Carried Interest 22 40 0.04 18
BEP Carried Interest 38 55 0.05 17 Real Estate
Tactical Opportunities Carried Interest 2 2 0.00 - BREP Int'l II 1,132 € 1,130 € 932 € 21%
Total Private Equity 644 545 0.48 (99)
Real Estate
BREP V Carried Interest 448 490 0.43 42
BREP VI Carried Interest 610 681 0.60 71
BREP VII Carried Interest 82 133 0.12 51
BREP Int'l I Carried Interest 2 2 0.00 0
BREP Europe III Carried Interest 74 93 0.08 19
BREDS Carried Interest 19 20 0.02 1
BREDS Incentive Fees 7 7 0.01 -
Asia Platform Incentive Fees 23 20 0.02 (3)
Total Real Estate 1,265 1,446 1.28 181
Hedge Fund Solutions
Incentive Fees 67 60 0.05 (7)
Total Hedge Fund Solutions 67 60 0.05 (7)
Credit
Carried Interest 144 143 0.13 (1)
Incentive Fees 118 67 0.06 (51)
Total Credit 262 210 0.19 (52)
Total Blackstone
Carried Interest 2,023 2,107 1.87 84
Incentive Fees 215 154 0.14 (61)
Net Accrued Performance Fees 2,238 $            2,261 $            2.00 $              23 $
Memo: Net Realized Performance Fees 167 $               45 $                  0.04 $              (122) $

Blackstone 26
Investment Records as of March 31, 2013
(a)
Notes on next page.
Committed Available Unrealized Investments Realized Investments Total Investments Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital Capital (b) Value MOIC (c) % Public Value MOIC (c) Value MOIC (c) Realized Total
Private Equity
BCP I (Oct 1987 / Oct 1993) 859,081 $               - $                - $                n/a - 1,741,738 $    2.6x 1,741,738 $    2.6x 19% 19%
BCP II (Oct 1993 / Aug 1997) 1,361,100 - - n/a - 3,256,819 2.5x 3,256,819 2.5x 32% 32%
BCP III (Aug 1997 / Nov 2002) 3,967,422 - - n/a - 9,184,688 2.3x 9,184,688 2.3x 14% 14%
BCOM (June 2000 / Jun 2006) 2,137,330 199,297 214,522 0.7x 8% 2,593,463 1.4x 2,807,985 1.3x 8% 6%
BCP IV (Nov 2002 / Dec 2005) 6,773,138 248,640 4,751,752 1.9x 48% 15,325,141 3.0x 20,076,893 2.7x 53% 37%
BCP V (Dec 2005 / Jan 2011) 21,020,878 1,362,492 20,816,848 1.3x 28% 4,453,770 1.2x 25,270,618 1.3x 2% 4%
BCP VI (Jan 2011 / Jan 2016) 15,173,929 11,183,807 3,815,948 1.2x 29% 35,972 1.3x 3,851,920 1.2x 22% 9%
BEP (Aug 2011 / Aug 2017) 2,426,375 1,428,861 1,108,026 2.0x 44% 32,546 1.2x 1,140,572 1.9x 34% 88%
Total Core Private Equity 53,719,253 $          14,423,097 $ 30,707,096 $ 1.4x 31% 36,624,137 $ 2.2x 67,331,233 $ 1.7x 21% 15%
Tactical Opportunities 2,559,523 2,231,449 363,224 1.1x - 9,161 1.3x 372,385 1.1x n/m 14%
Other Funds and Co-Invest 1,062,606 324,694 328,701 n/a 73% - n/a 328,701 0.5x n/a n/m
Total Private Equity 57,341,382 $          16,979,240 $ 31,399,021 $ 1.3x 31% 36,633,298 $ 2.2x 68,032,319 $ 1.7x 21% 15%
Real Estate
Dollar
Pre-BREP 140,714 - - n/a - 345,190 2.5x 345,190 2.5x 33% 33%
BREP I (Sep 1994 / Oct 1996) 380,708 - - n/a - 1,327,708 2.8x 1,327,708 2.8x 40% 40%
BREP II (Oct 1996 / Mar 1999) 1,198,339 - - n/a - 2,531,613 2.1x 2,531,613 2.1x 19% 19%
BREP III (Apr 1999 / Apr 2003) 1,522,708 - 2,161 0.1x - 3,325,133 2.4x 3,327,294 2.4x 22% 21%
BREP IV (Apr 2003 / Dec 2005) 2,198,694 - 1,174,534 0.8x - 3,021,424 2.4x 4,195,958 1.5x 72% 13%
BREP V (Dec 2005 / Feb 2007) 5,538,579 243,946 7,275,478 1.7x - 2,352,733 1.6x 9,628,211 1.7x 41% 9%
BREP VI (Feb 2007 / Aug 2011) 11,057,598 757,813 15,282,402 1.6x 3% 2,112,651 2.0x 17,395,053 1.6x 32% 10%
BREP VII (Aug 2011 / Feb 2017) 13,380,433 8,133,203 6,770,581 1.3x - 530,631 1.5x 7,301,212 1.3x 47% 32%
Total Global Real Estate Funds 35,417,773 $          9,134,962 $    30,505,156 $ 1.5x 1% 15,547,083 $ 2.1x 46,052,239 $ 1.6x 28% 16%
BREP Co-Investment (e) 4,188,092 505,000 5,632,582 1.5x - 520,052 1.5x 6,152,634 1.5x 11% 12%
Euro
BREP Int'l (Jan 2001 / Sep 2005) 824,172 € - € 109,596 € 1.2x - 1,230,290 € 2.2x 1,339,886 € 2.0x 26% 23%
BREP Int'l II (Sep 2005 / Jun 2008) 1,627,954 81,767 1,242,339 1.0x - 191,828 1.2x 1,434,167 1.0x 3% (1)%
BREP Europe III (Jun 2008 / Dec 2013) 3,199,792 1,180,404 2,896,822 1.4x - 23,412 2.0x 2,920,234 1.4x 39% 18%
Total Euro Funds 5,651,918 € 1,262,171 € 4,248,757 € 1.3x - 1,445,530 € 2.0x 5,694,287 € 1.4x 24% 9%
Total Real Estate 46,728,739 $          11,268,990 $ 41,868,445 $ 1.4x 1% 17,873,006 $ 2.1x 59,741,451 $ 1.6x 27% 15%
Debt Strategies Drawdown (f) 2,832,685 $            690,939 $       2,465,298 1.2x - 1,371,755 $    1.3x 3,837,053 $    1.3x 16% 13%
Credit (g)
Mezzanine 6,120,000 $            3,100,006 $    3,608,948 $    1.3x - 2,632,565 $    1.7x 6,241,513 $    1.5x n/a 20%
Rescue Lending 3,253,143 619,428 3,329,841 1.3x - 1,456,563 1.1x 4,786,404 1.2x n/a 15%
Total Credit 9,373,143 $            3,719,434 $    6,938,789 $    1.3x - 4,089,128 $    1.4x 11,027,917 $ 1.4x

Blackstone 27
Investment Records as of March 31, 2013 – Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m Not meaningful.
n/a Not applicable.
(a)
(b)
(c)
(d)
(e)
(f)
(g)
Preliminary.
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital.  This amount is not reduced by outstanding commitments to investments.
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
Net Internal Rate of Return (“IRR”) represents the annualized inception to March 31, 2013 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
BREP Co-Investment represents co-investment capital raised for various BREP investments.  The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
Excludes Capital Trust drawdown funds.
The Total Investments MOIC for Mezzanine and Rescue Lending Funds, excluding recycled capital during the investment period, was 1.8x and 1.3x, respectively.

Blackstone 28
Reconciliation of GAAP to Non-GAAP Measures
Notes on next page.
(Dollars in Thousands)
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 1Q'12 LTM 1Q'13 LTM
Net Income (Loss) Attributable to The Blackstone Group L.P.
58,325 $      (74,964) $    128,824 $   106,413 $   167,635 $     (152,682) $   327,908 $
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
107,405 (53,027) 183,431 169,918 207,090 (82,545) 507,412
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
197,643 239,934 (157,607) (180,011) (9,452) 299,389 (107,136)
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities 54,259 (17,666) 41,854 25,151 62,316 6,653 111,655
Net Income 417,632 $   94,277 $      196,502 $   121,471 $   427,589 $     70,815 $       839,839 $
Provision for Taxes
38,753 41,337 39,237 65,696 50,993 345,614 197,263
Income Before Provision for Taxes
456,385 $   135,614 $   235,739 $   187,167 $   478,582 $     416,429 $     1,037,102 $
244,897 268,936 248,179 317,499 186,962 1,087,602 1,021,576
Amortization of Intangibles
(b)
50,888 39,435 33,338 26,487 25,657 227,579 124,917
(Income) Loss Associated with Non-Controlling Interests in (Income) Loss of
Consolidated Entities
(c)
(251,902) (222,268) 115,753 154,860 (52,864) (306,042) (4,519)
Economic Income 500,268 $   221,717 $   633,009 $   686,013 $   638,337 $     1,425,568 $ 2,179,076 $
Taxes
(d)
(9,051) (9,368) (11,257) (16,032) (10,031) (42,015) (46,688)
Economic Net Income
491,217 $   212,349 $   621,752 $   669,981 $   628,306 $     1,383,553 $ 2,132,388 $
Taxes
(d)
9,051 9,368 11,257 16,032 10,031 42,015 46,688
Performance Fee Adjustment
(e)
(385,756) (134,837) (602,999) (470,173) (603,999) (959,485) (1,812,008)
Investment Income (Loss) Adjustment
(f)
(83,406) 16,264 (107,432) (111,670) (134,771) (142,594) (337,609)
(g)
6,310 1,892 12,877 4,690 (1,729) 9,608 17,730
Performance Fee Compensation and Benefits Adjustment
(h)
109,512 40,693 199,597 163,744 239,895 249,156 643,929
Fee Related Earnings 146,928 $   145,729 $   135,052 $   272,604 $   137,733 $     582,253 $     691,118 $
Realized Performance Fees
(i)
6,649 54,147 68,905 262,710 218,952 54,001 604,714
Realized Investment Income
(j)
23,492 9,360 25,098 37,448 38,110 102,568 110,016
Adjustment Related to Realized Investment Income -
Blackstone's Treasury Cash Management Strategies
(k)
(5,897) (1,280) (8,251) (6,444) (3,820) (10,944) (19,795)
(l)
(9,051) (19,552) (31,169) (72,553) (12,148) (70,948) (135,422)
Distributable Earnings 162,121 $   188,404 $   189,635 $   493,765 $   378,827 $     656,930 $     1,250,631 $
Interest Expense 13,554 12,850 18,163 24,585 26,069 54,042 81,667
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
9,051 19,552 31,169 72,553 12,148 70,948 135,422
Depreciation and Amortization 10,268 10,391 8,895 12,681 8,643 34,881 40,610
Adjusted EBITDA 194,994 $   231,197 $   247,862 $   603,584 $   425,687 $     816,801 $     1,508,330 $
(a)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
IPO  and  Acquisition-Related Charges
Investment Income (Loss) -
Blackstone's Treasury Cash Management Strategies

Blackstone 29
Reconciliation of GAAP to Non-GAAP Measures – Notes
Note: See Appendix – Definitions and Distribution Policy.
(a) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests in (Income) Loss of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated CLO Entities.
(d) Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
(e) This adjustment removes from EI the total segment amount of Performance Fees.
(f) This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g) This adjustment represents the realized and unrealized gain on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Fee Related Earnings.
(h) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i) Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j) Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(k) Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury cash management strategies which is a component of both Fee Related Earnings and Realized Investment Income (Loss).
(l) Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision for Taxes and the Payable Under Tax Receivable Agreement.

Blackstone 30
Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components
(Dollars in Thousands)
1Q'13 1Q'13 LTM
Interest Income and Dividend Revenue 14,661 $        51,946 $
Other Revenue 2,143 8,499
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a)
(1,729) 17,730
Interest Income and Other Revenue 15,075 $        78,175 $
Realized Incentive Fees 24,727 320,912
Less: Realized Incentive Fee Compensation (10,508) (146,298)
Net Realized Incentive Fees 14,219 $        174,614 $
Realized Carried Interest 294,170 608,032
Less: Realized Carried Interest Compensation (89,437) (177,932)
Net Realized Carried Interest 204,733 $     430,100 $
Realized Investment Income 38,110 110,016
Adjustment Related to Realized Investment Income - Blackstone's Treasury Cash Management Strategies
(a)
(3,820) (19,795)
Net Realized Investment Income 34,290 $        90,221 $
Unrealized Incentive Fees 107,755 10,323
Less: Unrealized Incentive Fee Compensation (44,478) 12,829
Net Unrealized Incentive Fees 63,277 $        23,152 $
Unrealized Carried Interest 177,347 872,741
Less: Unrealized Carried Interest Compensation (95,472) (332,528)
Net Unrealized Carried Interest 81,875 $        540,213 $
Unrealized Investment Income 96,661 227,593
Less: Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a)
1,729 (17,730)
Less: Adjustment Related to Realized Investment Income - Blackstone's Treasury Cash Management Strategies
(a)
3,820 19,795
Net Unrealized Investment Income 102,210 $     229,658 $
Related Payables
(b)
2,117 $          88,734 $
(a)        See Appendix - Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(b)        Represents tax related payables including the Payable Under Tax Receivable Agreement.
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.

Blackstone 31
Unit Rollforward
1Q'12 2Q'12 3Q'12 4Q'12 1Q'13
Total GAAP Weighted-Average Common Units Outstanding - Basic 506,985,529 528,778,977 544,716,399 553,989,577 582,322,183
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units 10,404,029 - 2,207,204 2,430,014 3,377,716
Total GAAP Weighted-Average Common Units Outstanding - Diluted 517,389,558 528,778,977 546,923,603 556,419,591 585,699,899
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units 602,817,069 591,155,160 586,762,611 581,202,276 557,463,170
Weighted-Average Unvested Deferred Restricted Common Units - 4,820,609 - - -
Weighted-Average Economic Net Income Adjusted Units 1,120,206,627 1,124,754,746 1,133,686,214 1,137,621,867 1,143,163,069
Economic Net Income Adjusted Units, End of Period 1,119,829,138 1,122,067,386 1,133,637,141 1,143,019,281 1,143,893,134
Total Common Units Outstanding
(a)
510,868,415 525,464,110 537,299,585 568,600,922 573,275,746
Adjustments:
Blackstone Holdings Partnership Units 597,566,417 585,315,742 584,690,200 553,614,040 554,603,708
Distributable Earnings Units Outstanding
(b)
1,108,434,832 1,110,779,852 1,121,989,785 1,122,214,962 1,127,879,454
(a)
Common Unitholders receive Tax Benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable
Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.
(b)     Excludes units which are not entitled to distributions.

Blackstone 32
Definitions and Distribution Policy
Distribution Policy. For 2013, Blackstone’s intention is to distribute to common unitholders each quarter substantially all of its Net Cash Available for Distribution to
Common Unitholders, subject to a minimum base quarterly distribution of $0.12 per unit. In circumstances in which the Net Cash Available for Distribution to Common
Unitholders for a quarter falls short of the amount necessary to support such per unit distribution, Blackstone intends to correspondingly reduce subsequent quarterly distributions below the amounts supported by the Net Cash Available for Distribution to Common Unitholders by the amount of the shortfall, but not below $0.12 per unit. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change at any time, including, without limitation, to reduce the quarterly distribution payable to common unitholders to less than $0.12 per unit or even to eliminate such distributions entirely.
• Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments.  EI represents segment net income before taxes excluding transaction-related charges.  Transaction-
related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions.  Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions.  EI presents revenues and expenses on a basis that deconsolidates the investment funds
Blackstone manages.
• Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes.  Taxes represent the current tax provision (benefit) calculated on Income
(Loss) Before Provision for Taxes.
• Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs, (b) income earned from Blackstone’s investments in the Blackstone Funds, and (c) realized and unrealized gains (losses)
from other investments except for such gains (losses) from Blackstone’s Treasury cash management strategies.  Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits.  FRE equals contractual fee revenues, investment income from Blackstone’s Treasury cash management strategies and interest income, less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
• Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone
Holdings partnerships.  DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds.  DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other
Revenue, (d) Realized Performance Fees, and (e) Realized Investment Income (Loss); less (a) Compensation, (b) Realized Performance Fee Compensation, (c)
Other Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under Tax Receivable Agreement.  DE is reconciled to Blackstone’s
Consolidated Statement of Operations.
• Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses.  Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the Payable Under Tax Receivable Agreement.
• Net Cash Available for Distribution to Common Unitholders is The Blackstone Group L.P.’s share of Distributable Earnings, less realized investment gains and returns of capital from investments and acquisitions, in excess of amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter.
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

Blackstone 33
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2012, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.